UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 23, 2020
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-35070	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
         ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2020 Annual Meeting of Shareholders of Boston Private Financial Holdings, Inc. (the “Company”) held on April 23, 2020, Anthony DeChellis, Mark F. Furlong, Joseph C. Guyaux, Deborah F. Kuenstner, Gloria C. Larson, Kimberly S. Stevenson, Luis Antonio Ubinas, Stephen M. Waters, and Lizabeth H. Zlatkus were elected to serve until the Company’s 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified. In addition, at the meeting, the shareholders: (a) approved an advisory, non-binding, resolution on the compensation of the Company’s named executive officers as disclosed in the Company’s 2020 Proxy Statement; (b) ratified the selection of KPMG, LLP as the Company’s independent registered public accounting firm for fiscal year 2020; and (c) approved the Boston Private Financial Holdings, Inc. 2020 Omnibus Incentive Plan.

The voting results are set forth below.

(1) Election of directors:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Anthony DeChellis	73,822,907	221,419	108,214	5,142,268
Mark F. Furlong	73,758,622	278,054	115,864	5,142,268
Joseph C. Guyaux	73,417,421	628,655	106,464	5,142,268
Deborah F. Kuenstner	71,969,832	2,077,326	105,381	5,142,269
Gloria C. Larson	73,623,522	416,826	112,192	5,142,268
Kimberly S. Stevenson	73,460,896	584,273	107,371	5,142,268
Luis Antonio Ubinas	72,899,547	1,137,697	115,296	5,142,268
Stephen M. Waters	70,040,816	4,004,888	106,835	5,142,269
Lizabeth H. Zlatkus	73,082,984	957,364	112,192	5,142,268

(2) Approval of an advisory, non-binding resolution on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
70,712,944	3,292,220	147,375	5,142,269

(3) Ratification of the selection of KPMG, LLP as the Company’s independent registered public accounting firm for fiscal year 2020:

For	Against	Abstain	Broker Non-Votes
75,176,885	3,938,680	179,243	0

(4) Approval of the Boston Private Financial Holdings, Inc. 2020 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
70,914,140	3,094,806	143,593	5,142,269

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ STEVEN M. GAVEN
	Name:	Steven M. Gaven
	Title:	Executive Vice President, Chief Financial Officer
Date: April 24, 2020